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                            Sentinel Benefit Provider

      Supplement dated October 28, 2005 to the Prospectus dated May 2, 2005

PROPOSED SUBSTITUTION
On or about October 28, 2005, National Life Insurance Company ("National Life") filed an application with the Securities and Exchange Commission seeking an order to approve a substitution of shares of the Scudder VIT Equity 500 Index Fund for shares of the Sentinel Variable Products Growth Index Fund. If the appropriate approvals are obtained, the substitution is expected to occur on or about May 1, 2006. After the substitution, the Sentinel Variable Products Growth Index Fund will no longer be an available investment option. Information about the Scudder VIT Equity 500 Index Fund, which is a currently available investment option, is contained in the current prospectus, as amended.

From the date of this supplement until the date of the proposed substitution, you may make one transfer of all amounts under your Contract invested in the Sentinel Variable Products Growth Index Fund to another subaccount available under your Contract without that transfer counting as a "free" transfer permitted under the Contract. If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing them of the fact and details of the substitution.

PROMOTIONS
National Life Insurance Company may offer special promotions from time to time, such as discounted premiums and other incentives. Contact us for information on any current promotions.

PURCHASING SHARES

When all or a portion of a premium payment is received without a clear portfolio designation or allocated to a portfolio that is not available for investment, we may deposit the undesignated portion or the entire amount, as applicable, into the Sentinel Variable Products Trust Money Market Fund. We will treat your inaction as approval of this investment allocation. You may at any time after the deposit direct us to redeem or exchange the shares of the Sentinel Variable Products Trust Money Market Fund, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

NAME CHANGE
All references to the AIM V.I. Health Sciences Fund are deleted and replaced with references to the AIM V.I. Global Health Care Fund.

INSURABLE INTEREST

The following is added to the "Summary of Principal Risks of Purchasing a Policy:"

     INSURABLE INTEREST RISK

     State laws typically govern whether an employer has an insurable interest in a particular employee and, therefore, is entitled to the proceeds of a life insurance policy on such employee. These laws may limit the insured under your Policy to a key, executive and/or highly compensated employee. If you purchase a Policy insuring an employee and it is later determined you did not have an insurable interest in that employee, you may lose some or all of the benefits of the purchase. You should consult qualified legal counsel on all Policy-related insurable interest matters.






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